KEYSTONE MUTUAL FUNDS

Keystone Large Cap Growth Fund

June 17, 2010

Supplement to Statement of Additional Information
dated October 30, 2009

This supplement provides new information different than that contained in the Statement of Additional Information and any previous supplements. It should be retained and read in conjunction with the Statement of Additional Information and any previous supplements.

The following changes are made to the Statement of Additional Information:

In the table entitled “Interested Trustee and Fund Officers” on page 10, the information related to Michael P. Eckert is deleted.  The information on page 10 related to Andrew S. Wyatt is amended to reflect that he now also serves as Chief Compliance Officer, Secretary and Treasurer and has since April 29, 2010.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.